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     As filed with the Securities and Exchange Commission on April 4, 2002

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 4, 2002
                (Date of earliest event reported: March 29, 2002)


                             Pacific Capital Bancorp
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     0-11113                  95-3673456
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


                  1021 Anacapa St.
                  Santa Barbara, CA                        93101
     ----------------------------------------           -----------
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (805) 564-6298
                                                       --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 29, 2002, Pacific Capital Bancorp ("the Company") completed the consolidation of its two bank subsidiaries, Santa Barbara Bank & Trust ("SBB&T") and First National Bank of Central California ("FNB"), which now operate under the charter of Pacific Capital Bank, National Association ("PCBNA").

Prior to the consolidation, FNB used three brand names in its various market areas. These brands were "First National Bank of Central California", "South Valley National Bank", and "San Benito Bank". PCBNA will continue to use these brand names, as well as "Santa Barbara Bank & Trust", in the respective market areas in which they have been used prior to the consolidation.

The consolidation will not impact the format or content of shareholder reporting because the Company reports its operations and those of its subsidiaries on a consolidated basis. As a result of the consolidation, the Company now owns a single bank subsidiary rather than two. PCBNA operates under a national banking charter and the Office of the Comptroller of the Currency ("OCC") serves as its primary regulator. The primary regulator for FNB had been the OCC. As a state chartered bank and a member of the Federal Reserve System, Federal Reserve Bank of San Francisco served as the primary Federal regulator for SBB&T and the California Department of Financial Institutions served as its state regulator.

ITEM 7.  FINANCIAL  STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

(b)      Pro Forma Financial Information.

                  Not Applicable.

(c)      Exhibits.

                  None

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Pacific Capital Bancorp


Date: April 4, 2002                    By:   /s/ Donald Lafler
                                             ----------------------------------
                                       Name: Donald Lafler
                                             Executive Vice President &
                                             Chief Financial Officer